From Serendipity to Rational Design Taking Molecular Glue Degraders to New Heights | January 2024

Forward-Looking Statements These materials include express and implied “forward-looking statements,” including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward looking statements include all statements that are not historical facts, and in some cases, can be identified by terms such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements contained in herein include, but are not limited to, statements about our product development activities, including our expectations around the potential of molecular glue degraders (“MGDs”), the potential of our herein detailed pipeline of MGDs, including for GSPT1, VAV1, NEK7, CDK2, and our early stage undisclosed MGDs, our expectations regarding the advancement, and timing thereof, of our pipeline, including our ability to advance our candidates through lead optimization to development candidates, our expectations regarding the potential therapeutic opportunities for our pipeline of MGDs, our expectations for the ongoing clinical development of our MGD for GSPT1, referred to as MRT-2359, including regarding the potential relevance of certain interim clinical data and our expectations for the nature and timing of any future clinical data releases, our expectations for the nature and timing of our future clinical development of MRT-2359, including our plans for any potential Phase 2 study, our expectations for the ongoing pre-clinical and potential clinical development of our MGD for VAV1, referred to as MRT-6160, including our use of our pre-clinical data to predict MRT-6160’s potential clinical usefulness across multiple autoimmune indications including indications associated with gastroenterology, dermatology, rheumatology, and neurology, our expectations of timing for filing an investigational new drug application for MRT-6160 and for MRT-6160 to enter the clinic, our expectations for the nature and timing of our future clinical development of MRT-6160, the potential for MRT-6160 to benefit patients across multiple autoimmune diseases, and our ability to obtain proof of concept for VAV1 as a target using such indications, including the timing thereof, our expectations for our ongoing pre-clinical development of our MGDs for NEK7, including any announcement and timing thereof of a development candidate for NEK7 and our use of our pre-clinical data to predict therapeutic opportunities for application of an MGD for NEK7, our expectations for our ongoing pre-clinical development of our MGDs for CDK2, including any announcement and timing thereof of a development candidate for CDK2 and our use of our pre-clinical data to predict therapeutic opportunities for application of an MGD for CDK2, our predictions of the size of potential patient populations for various indications for our various MGDs, including for GSPT1, VAV1, NEK7, CDK2, and our expectations regarding our the strength of our financial position, including our estimates of cash runway, among others. By their nature, these statements are subject to numerous risks and uncertainties, as well as those risks and uncertainties set forth in our Annual Report on Form 10-K for the fourth quarter and full year ended December 31, 2022, filed, with the US Securities and Exchange Commission on March 16, 2023, and any subsequent filings, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the statements. You should not rely upon forward looking statements as predictions of future events. Although our management believes that the expectations reflected in our statements are reasonable, we cannot guarantee that the future results, performance or events and circumstances described in the forward-looking statements will be achieved or occur. Recipients are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made and should not be construed as statements of fact. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, any future presentations or otherwise, except as required by applicable law. Certain information contained in these materials and any statements made orally during any presentation of these materials that relate to the materials or are based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of these materials, we have not independently verified, and make no representations as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in these materials relating to or based on such internal estimates and research. These materials remain the proprietary intellectual property of Monte Rosa Therapeutics and should not be distributed or reproduced in whole or in part without the prior written consent of Monte Rosa Therapeutics.

Monte Rosa Therapeutics – Company Overview

Taking molecular glue degraders (MGDs) to new heights

Arsenal of rationally designed MGDs with potential to solve many of the limitations of other modalities by degrading therapeutically relevant proteins with unprecedented precision

Phase 1/2 clinical study ongoing with MRT-2359 in MYC-driven cancers; interim data demonstrated optimal pharmacodynamic modulation and **early signs of clinical activity; RP2D expected in Q2 2024**

Highly productive**, industry-leading discovery engine** combining experimentation **with AI to enable rational design of novel MGDs**

MRT-6160, highly selective VAV1-directed MGD, being rapidly advanced with IND expected in mid-2024; broad potential applications across autoimmune diseases

Multiple disclosed, wholly-owned programs spanning oncology, autoimmune and inflammation

Partnership with Roche to develop MGDs for oncology and neurological conditions **– expands platform reach into neurology**

Strong financial position providing cash runway into H1 2026 and through multiple anticipated clinical readouts, including MRT-2359 Phase 1/2 and SAD/MAD for VAV1 and NEK7

3

Molecular Glue Degraders (MGDs) - Drugging The Undruggable

Expanding target space, fostering a new generation of drugs

INHIBITOR | PROTAC | MGDs



DRUGGABLE TARGETS
E3 Ligase
DRUGGABLE TARGETS
E3 Ligase
UNDRUGGABLE TARGETS

Drugging the Druggable | Redrugging the Druggable | **Drugging the Undruggable**

Expanding the Degradable Proteome



Target Space

4

Access to undruggable space Exquisite selectivity  High potency Oral bioavailability Cellular permeability Systemic distribution CNS penetration Long lasting pharmacodynamic effects Monte Rosa’s rationally designed MGDs address key limitations of first-generation protein degraders and expand potential applications into Immunology, Neuroscience and other therapeutic areas Molecular Glue Degraders (MGDs) – A Highly Differentiated Modality Potency and selectivity of large molecule modalities with orally bioavailable small molecules Ternary complex Ubiquitination Proteasome-mediated degradation of neosubstrate Ubiquitin chain Neosubstrate Ligase Neosubstrate MGD

Key Advantageous of Our Rationally Designed MGDs Unique insights into anatomy of ternary complexes allows unprecedented MGD selectivity Unprecedented Selectivity Protein fold-change; (log2) Disease-agnostic platform with initial focus on highly credentialed oncology and I&I targets Unique Target Space Target 1 Target 3 Target 2 Target 4 Target N Ligase Long lasting pharmacodynamic effect creates differentiated target product profiles Non-occupancy Driven, Catalytic Mechanism of Action P-value; (-log10) Plasma Exposure Target Expression Remaining (%) Target In vivo PK/PD time post dose (hr)

Monte Rosa Therapeutics – Key Firsts and Accomplishments From serendipity to rational design of MGDs Established a target-centric drug discovery approach combining experimentation with AI enabling rational design of highly potent and selective MGDs Progressed VAV1 MGD MRT-6160 into IND enabling studies; MRT-6160 is the first known MGD specifically developed for a non-oncology indication Built a proprietary molecular glue-based targeted protein degradation platform developing breakthrough therapeutics that selectively degrade disease-causing proteins Advanced several additional highly credentialed targets as amenable to degradation through our platform including CDK2, NEK7 and multiple discovery targets; began expanding approach to E3 ligases beyond Cereblon Presented interim data from Phase 1/2 trial of GSPT1-directed MGD MRT-2359 for the treatment of MYC-driven tumors; optimal pharmacodynamics*, favorable safety profile and initial clinical activity observed Established validating discovery collaboration with Roche in oncology and neurological diseases * Based on optimal PD modulation in preclinical studies

Portfolio

Monte Rosa Pipeline and Upcoming Milestones Oncology Inflammation Immunology Various MRT-2359 (GSPT1) NSCLC, SCLC and other MYC-driven Malignancies NEK7 Inflammatory Diseases MRT-6160 (VAV1) Autoimmune Disease Discovery Program/ Target Indication(s) RP2D in Q2 2024 Next Anticipated Milestone Ownership Discovery Targets Multiple IND-Enabling Clinical Lead optimization Development candidate in Q1 2024 CDK2 Ovarian Cancer, Breast Cancer IND in 1H 2024 Discovery Targets Oncology and Neurological Diseases Undisclosed Development candidate in 2024

GSPT1 program

Targeting MYC-driven Tumors and Their Addiction to Protein Translation



Genes involved in protein synthesis
e.g., *eIF4E*, ***4EBP1*** and *4EBP2*
MYC
DNA
1
4EBP1
mTOR
P
4EBP1
eIF4E
Protein
Ribosome with growing peptide chain
3
eIF4E complex
GSPT1
eIF4E
eRF1
AAAAA
STOP
mRNA
Initiation
2
Termination

1
Addiction

To sustain growth, MYC-driven tumors are **addicted to protein translation**

2
Dependency

This addiction creates a dependency on the **translation termination factor GSPT1**

3
Therapeutic vulnerability

GSPT1 is a therapeutic vulnerability of MYC-driven tumors
leading to preferential activity of GSPT1 MGDs

11

MRT-2359 is a Potent and Highly Selective GSPT1-directed MGD

MRT-2359 is a potent GSPT1-directed MGD

Ternary complex modelling


GSPT1
MGD
CRBN

in vitro data	
CRBN binding, K_i	113 nM
Ternary complex, EC_{50}	< 7 nM
Degradation, DC_{50} (in disease relevant cell lines)	1 - 20 nM

MRT-2359 induces selective GSPT1 degradation and shows favorable ADME/DMPK profile


GSPT1
p-value (-log10)
Protein fold-change (log2)
13
12
11
10
9
8
7
6
5
4
3
2
1
0
-3
-2.5
-2
-1.5
-1
-0.5
0
0.5
1
1.5
2
2.5
3

No degradation of cereblon neosubstrates

ADMET profile	
CYP DDIs	> 30 µM
hERG inhibition patch clamp	EC_{50} > 30 µM
Oral bioavailability all species	~50%

12

MRT-2359 Has Optimized Depth of Degradation To Achieve Preferential Activity in MYC High Cancer Cells %GSPT1 degraded (Dmax) determined by Western blot   Differential Effect (MYC vs non-MYC-driven) less degradation Preferential activity in MYC high cells MRT-2359 MRT-2136 MRT-2359 displays preferential activity in MYC driven NSCLC cells Non-optimal GSPT1 MGD (MRT-2136) shows limited preferential activity

Three Mechanisms Driving Preferential Activity in MYC High Tumor Cells MRT-2359 CRBN GSPT1 Preferential GSPT1 degradation MRT-2359 leads to deeper degradation of GSPT1 in cancer cells with high MYC expression Inhibition of translation MRT-2359-induced reduction of GSPT1 preferentially impairs protein synthesis in tumor cells with high MYC expression eIF4E AAAA STOP eRF1 MYC down-modulation In a feedback loop, MRT-2359 decreases MYC expression and transcriptional activity MYC

Large Potential Opportunities in MYC-Driven Tumors High unmet need with no currently approved therapies specifically for MYC high tumors N-MYC High and/or L-MYC High Neuroendocrine tumors L-/N-MYC amplified tumors c-MYC High Heme Breast cancer ER positive metastatic SCLC (70-80% L/N-MYC high) NSCLC N-MYC high (5-10%) SCLC/NE transformation Neuroendocrine lung cancer Prostate cancer AR and/or ARV7 positive castration resistant

Preclinical Validation of Activity of MRT-2359 in Lung Cancer PDX Models Collection of PDX models 16 SCLC Adeno NSCLC NE-LC biomarker negative biomarker positive Targeted mass spectrometry in 7 representative models PD modulation 100 50 0 -50 -100 N-Myc (qPCR) Best % TV change 100 50 0 -50 -100 N-Myc (qPCR) Best % TV change L-Myc (qPCR) Neuroendocrine 100 50 0 -50 -100 N-Myc (qPCR) Best % TV change L-Myc (qPCR) Neuroendocrine MRT-2359 10 mg/kg QD - 60%

22RV1 - ARV7/MYC-positive Prostate Cancer MCF7 – ER/MYC-positive Breast Cancer MRT-2359 is Active as Single Agent and in Combination with SOC Against AR-V7/MYC- and ER/MYC-Positive Tumor Xenografts

MRT-2359-001 Phase 1/2 Clinical Study Design

Phase 1: Dose Escalation

Lung cancer, DLBCL, high-grade neuroendocrine tumors and solid tumors with N-/L-MYC amplification

Phase 2: Expansion Cohorts



RP2D (expected Q2 2024)
DL1 5/9
DL2 5/9
DL3 5/9
DL X 5/9
DL1 21/7
DL2 21/7
DL X 21/7
NSCLC* – high N- or L-MYC expression
– low N- or L-MYC expression
SCLC** – high N- or L-MYC expression
– low N- or L-MYC expression
Solid tumors – N- or L-MYC amplification

Backfill: Up to 6 additional pts for each dose level

Indication expansion under consideration:
- **Breast cancer**
- **Prostate cancer**
- **High-grade neuroendocrine tumors**

5/9 = 5 days on drug, 9 days off drug.
21/7 = 21 days on drug, 7 days off drug.

* Prospective stratification per N-/L-MYC expression
** Retrospective stratification per N-/L-MYC expression

18

MRT-2359 Phase I Interim Data - October 2023 Objectives of Phase I interim analysis Demonstrate dose dependent PK Demonstrate significant GSPT1 degradation at safe dose levels in PBMCs and tissue biopsies (60% based on preclinical data) Share potential preliminary efficacy signals in biomarker positive patients

MRT-2359 Induces Optimal GSPT1 Degradation in PBMCs*

MRT-2359 displayed dose dependent plasma exposure



Plasma Concentration (ng/mL)
160
140
120
100
80
60
40
20
0
0.5 mg
1 mg
2 mg
hr
0
8
16
24
0
8
16
24
Day 1
Day 5
Day 8

- Dose dependent exposure in line with preclinical PK models
- No food effect observed

MRT-2359 displayed deep GSPT1 degradation in PBMCs at all dose levels



GSPT1 (% of predose)
160
140
120
100
80
60
40
20
0
0.5 mg
1 mg
2 mg
target for degradation
D1 predose
D1 6h
D1 24h
D5 predose
D5 6h
D5 24h
D8

- GSPT1 expression assessed using targeted mass spectrometry
- PD modulation in PBMCs observed across all dose levels; level of degradation (~ 60%) in line with maximal degradation observed in preclinical studies using the same method
- Level of degradation equivalent across all dose levels, suggesting saturated PD response from 0.5 to 2 mg

20

* as presented on 10/17/23

MRT-2359 Induces Optimal GSPT1 Degradation in Tissue Biopsies* MRT-2359 reduced GSPT1 protein expression in human tissue biopsies GSPT1 degradation assessed from pre-treatment screening biopsies and biopsies taken at day 19 Matched biopsies obtained from 11 patients across the 3 cohorts analyzed GSPT1 expression assessed using targeted mass spectrometry PD modulation seen in tissue biopsies in line with PD modulation seen preclinically at efficacious dose levels using same assay (targeted mass spectrometry) target for degradation * Based on optimal PD modulation in preclinical studies as presented on 10/17/23

Summary of Treatment-Related Adverse Events (AEs) in > 2 patients# No observed clinically significant hypocalcemia or hypotension/cytokine release syndrome AE Preferred Term 0.5 mg (N=9)## 1 mg (N=7)## 2 mg (N=5) ## Overall (N=21) Any Grade Grade > 3 Any Grade Grade > 3 Any Grade Grade > 3 Any Grade Grade > 3 Thrombocytopenia### 0 0 0 0 4 (80%) 3 (60%)*** 4 (19%) 3 (14%) Neutropenia* 0 0 0 0 2 (40%) 1 (20%) 2 (10%) 1 (5%) Leukopenia 0 0 0 0 2 (40%) 2 (40%) 2 (10%) 2 (10%) Nausea 3 (33%) 0 2 (29%) 0 1 (20%) 0 6 (33%) 0 Vomiting 1 (11%) 0 2 (29%) 0 1 (20%) 0 4 (19%) 0 Diarrhea** 1 (11%) 0 3 (43%) 0 1 (20%) 0 5 (24%) 0 Hypokalemia 0 0 1 (14%) 0 1 (20%) 0 2 (10%) 0 Fatigue 0 0 2 (29%) 0 0 0 2 (10%) 0 Decreased appetite 0 0 2 (29%) 0 0 0 2 (10%) 0 Rash 2 (22%) 0 0 0 0 0 2 (10%) 0 # Data cut-off: 7 SEP 2023 ## MRT-2359 was given orally daily on the 5 days on and 9 days off schedule ### Data combined for ‘thrombocytopenia’ and ‘platelet count decreased’ * Data combined for ‘neutropenia’ and ‘neutrophil count decreased’ ** Data combined for ‘diarrhea’ and ‘feces soft’ *** Dose limiting toxicity: Grade 4 thrombocytopenia in 2 patients Note: As presented on 10/17/23

Confirmed Partial Response in High Grade Neuroendocrine Bladder Cancer* Baseline 8 weeks 4 weeks High Grade (HG) neuroendocrine bladder cancer Baseline tumor biopsy demonstrated high N-MYC expression 4 prior lines of therapy including chemotherapy and pembrolizumab Patient initiated on 2 mg for first 5/9 regimen, then lowered to 1 mg and 0.5 mg and remains on therapy (> 3 month) CT scan after 4 weeks demonstrated PR (-34% per RECIST 1.1) that continued to improve at week 8 (-59% per RECIST 1.1) * as presented on 10/17/23

Unconfirmed Partial Response in NSCLC with SCLC/NE Transformation* Baseline 3 weeks NSCLC (adenocarcinoma) Baseline tumor biopsy demonstrated SCLC/NE transformation, low N- and L-MYC expression Multiple lines of prior therapy including chemotherapy, pembrolizumab and atezolizumab Patient initiated on 0.5 mg CT on C1D22 demonstrated resolution of liver metastases (-41% per RECIST 1.1) Patient experienced frequent dose interruptions due to bowel obstruction unrelated to MRT-2359 * as presented on 10/17/23

MRT-2359-001 – Preliminary Efficacy Data* As of September 7th, 2023, of 15 evaluable patients treated across 3 cohorts, tumors from 6 patients were identified as biomarker positive Of these 6 biomarker positive patients, 2 have experienced a PR (1 confirmed, 1 unconfirmed) and 1 patient has SD PR (-59%) – HG NE bladder carcinoma uPR (-41%) – NSCLC with SCLC/NE transformation SD (0%) – SCLC (remains on therapy for > 4 months) In addition, one patient with NSCLC and unclear biomarker status remains on therapy for > 7 months with stable disease No clinical activity seen in biomarker negative patients All un-evaluable patients with early progression were BM negative 100 50 0 -50 -100 0.5mg 0.5mg 2mg 1mg 1mg 2-0.5mg HG NE Prostate SCLC SCLC NSCLC/SCLC HG NE Lung HG NE Bladder % Change on therapy as of cutoff date N-MYC + + + - - - + + + + + + NE L-MYC + - - + + - * as presented on 10/17/23

Favorable Safety at Clinically Active Doses* Safety profile supports further development Preferential and more rapid degradation of GSPT1 in MYC high tumor cells enables favorable adverse event (AE) profile at clinically active doses of 0.5 and 1 mg – no Grade ≥3 AEs Grade 1-2 AEs primarily GI-related and manageable No observations of previously reported limitations of other GSPT1-targeted agents No observed clinically significant hypocalcemia or hypotension/cytokine release syndrome at any dose level Grade 4 thrombocytopenia identified as dose limiting toxicity (DLT) at 2 mg Favorable safety profile with lack of hypocalcemia has enabled exploration of 21/7 schedule, starting at 0.5 mg RP2D expected in Q2 of 2024 * as presented on 10/17/23

CDK2 Program

CDK2 as a Target for Selected Solid Tumors

CDK2 a key cell cycle regulator


E2F
E2F
Genes involved in:
• Cell cycle
• Replication
• Mitosis
M
G1
G2
S
P
Rb
E2F
P
P
P
Rb
DNA replication machinery
CycE/A
CDK2

Therapeutic hypothesis:

- CDK2 is a key driver of cancers with cyclin dependent kinase pathway alterations
- MGDs will achieve greater selectivity against other CDKs and kinases in general, as well as more sustained pathway inhibition compared to inhibitors

Clinical Opportunity:

- ER positive breast cancer pre and post treatment with CDK4/6 inhibitors (474K patients)
- Ovarian cancer (64K patients), endometrial cancer (124K patients) and other tumors with CCNE1 amplification

28

Patient diagnosed incidence #s, major markets (US, EU and JP): Decision Resources Group (DRG)

CDK2-directed MGDs are Selective and Inhibit Proliferation of CDK2-dependent Cancer Cells

CDK2 degradation results in reduction of E2F pathway proteins


CDK2
E2F Targets
P-value (-log10)
log2(fold change)
13
12
11
10
9
8
7
6
5
4
3
2
1
0
-2
-1.5
-1
-0.5
0
0.5
1
1.5
2

TMT Proteomics - MDA-MB-157 (1 uM/24 hr)

CDK2 degradation arrests CDK2-dependent cells in G1 phase


Cell cycle phases (% of total)
100
80
60
40
20
0
DMSO
10 nM
100 nM
1000 nM
G1 phase
S phase
G2/M phase

Cell cycle analysis (DAPI and EdU) - MDA-MB-157 (24 hr)

CDK2 degradation blocks proliferation


% Growth Relative to DMSO
150
100
50
0
0.01
0.1
1
10
100
1000
Concentration (nM)

CRBN K_i = 129 nM
SPR half-life = 994 s
NanoBiT DC_{50} = 130 nM
CyQuant MDA-MB-157 EC_{50} = 46 nM

Proliferation (CyQuant) - MDA-MB-157 (7dr)

29

CDK2-directed MGD Demonstrates Activity as Single Agent and in Combination with CDK4/6i in ER+ Breast Cancer CDK2directed MGD induces strong tumor growth inhibition ER-positive MCF7 in vivo CDK2-directed MGD demonstrates significant PD modulation in vivo

Inflammation and Immunology (I&I) Programs

Biology Multiple highly validated, undruggable targets amenable to our platform identified QuEEN™ platform enables exquisite selectivity required for non-oncology diseases CRBN shown to allow tunable elimination of immune target proteins VAV1 and NEK7 are our most advanced Immunology & Inflammation programs, with multiple additional targets being explored QuEEN™: Accessing Undruggable Targets in Immune Pathways Medical Need Targets Additional indications Systemic Sclerosis Multiple Sclerosis Rheumatoid Arthritis Inflammatory Bowel Disease Gout

VAV1 Program

VAV1-directed MGDs: Unique MOA Targeting Both T and B Cells

VAV1-directed MGDs have the potential to modulate T- and B-cell function



T cell
TCR
Cytokine receptor
TYK2
JAK
VAV1
Transcriptional activation
IL-2
IL-17
T-cell activity
B cell
BCR
VAV1
BTK
Transcriptional activation
sIgG
IL-6
B-cell activity

VAV1 signaling increases cytokine production, proliferation, and differentiation

Therapeutic hypothesis:

- VAV1 is a pivotal scaffolding protein and signaling molecule downstream of both the T-cell and B-cell receptors – confirmed by multiple CRISPR screens VAV1 KO mice
- VAV1 degradation is predicted to impact both T- & B-cell function and has the potential to treat a broad set of autoimmune diseases

Clinical Opportunity:

Autoimmune disorders including rheumatoid arthritis (6.2M patients), multiple sclerosis (1.3M patients), and myasthenia gravis (36K – 60K patients in US)

Patient diagnosed incidence #s, major markets (US, EU and JP): Decision Resources Group (DRG)

34

VAV1-/- mice are viable, fertile, and display loss-of-function T- and B-cell phenotypes Multiple CRISPR screens identified VAV1 as key player in human T-cell function VAV1 is a Highly Validated Target for Attenuating T- and B-cell Activity Schmidt et al., Science 2022 Primary human T cells Betzler et al., Front Cell & Dev Bio 2022 Turner et al., Nat Rev Immun 2002 Bachman et al., J. Immun 1999 Fischer et al., Curr Biol 1998 T-cell function B-cell function VAV1-/- mice Impaired T-cell proliferation and cytokine production Impaired B-cell proliferation and immunoglobulin production Evidence of impaired T-cell dependent B-cell response

MRT-6160 is a Potent, Selective VAV1 MGD with a Favorable Drug-like Profile

VAV1 ternary complex (Cryo-EM)



VAV1
MRT-6160
CRBN

Cryo-EM structure of MRT-6160 in ternary complex with CRBN and VAV1

MGD Activity Profile	
CRBN Binding (HTRF, IC_{50})	0.67 µM
VAV1 Ternary Complex (HTRF, EC_{50})	11 nM
VAV1 Degradation (Jurkat, DC_{50} /Dmax)	7 nM / 97%
Selectivity (TMT proteomics)	Large VAV1 selectivity window
Physicochemical Properties	
LogD	1.5
MW	<400
Thermodynamic Solubility	7 µM
ADMET Profile	
Oral bioavailability (all species)	> 50 %
Metabolite Profile (*in vitro*)	No unique human metabolites or GSH adducts (mics)
CYP DDI (9 isoforms)	IC_{50} > 30 µM
Safety Pharmacology	
Mini-Ames	Negative
hERG inhibition (patch clamp)	No inhibition (EC_{50} > 30 µM)
CEREP (panel with 44 proteins)	No inhibition

36

MRT-6160 is a Potent and Selective VAV1-directed MGD in vitro data CRBN binding, IC50 670 nM Ternary complex, EC50 11 nM Degradation, DC50 /Dmax (Jurkat) 7 nM / 97 % MRT-6160 induces highly selective VAV1 degradation and has a favorable ADME/DMPK profile MRT-6160 is a potent VAV1-directed MGD ADMET profile CYP DDIs IC50 > 30 µM hERG inhibition patch clamp EC50 > 30 µM Oral bioavailability all species > 50% p-value (-log10) Protein fold-change (log2) No degradation of cereblon neosubstrates

MRT-6160 Demonstrates Differentiated Activity (BioMAP) Profile



T-cell independent
BT coculture assay: T-cell-mediated B-cell activity
PBMC + B cells + BCR stim + sub-mitogenic TCR stim
3C
4H
LPS
SAg
BT
BF4T
BE3C
CASM3C
HDF3CGF
KF3CT
MyoF
IMphg
0.0
-0.5
-1.0
Relative protein expression levels
Tyk2i
Azathioprine
VAV1 MGD

Tyk2i, Deucravacitinib, 400 nM

Azathioprine, 100 uM

VAV1 MGD, MRT-6160, 1000 nM

** Experiment performed by Eurofins*

38

MRT-6160 Inhibits Disease Progression, Joint Inflammation & Auto-Antibody Production in the Collagen-Induced Arthritis Disease Model MRT-6160 inhibits anti-collagen II auto-antibodies MRT-6160 inhibits disease progression Collagen-induced arthritis T/B-cell (auto-antibody) driven model

MRT-6160 Inhibits Disease Progression and Cytokine Production in a Model of Inflammatory Bowel Disease MRT-6160 reduces pro-inflammatory cytokine production by CD4+ T cells MRT-6160 inhibits disease progression in a model of colitis CD4+ T cell transfer-induced colitis model

PD Analysis MRT-6160 inhibits disease progression in a mouse model of multiple sclerosis MRT-6160-mediated activity correlates with VAV1 levels T-cell mediated model EAE = MOG35-55 peptide-induced experimental autoimmune encephalitis Dosing: QD (oral) for 14 days starting at disease onset; PD analysis on d6 MRT-6160 Tissue PD; QD oral dosing of MRT-6160 for 6 days following disease onset MRT-6160 Elicits Dose-Dependent Activity in T-cell-mediated Multiple Sclerosis Autoimmune Disease Model

MRT-6160 Induces Significant VAV1 Degradation in Non-human Primates Increased degradation with repeat dosing Maximal VAV1 degradation at very low doses VAV1 levels return to baseline within 5 days of last dose

Preliminary MRT-6160 Development Plan through Early POC Potential in multiple I&I indications with T cell and T/B cell-mediated pathophysiology Potential Early Proof-of-Concept Indications Provide early insights into safety, PK/PD, and effects on key immunomodulatory signaling pathways – Ulcerative colitis Phase 1 SAD/MAD in Healthy Volunteers – Psoriasis – Cutaneous lupus erythematosus Dermatology Gastroenterology – Rheumatoid arthritis – Axial spondyloarthritis Rheumatology – Multiple sclerosis – Myasthenia gravis Neurology SAD/MAD study expected to initiate mid-2024

NEK7 Program

NEK7 (NIMA-Related Kinase 7) as a Target for Inflammatory Disease NEK7 is an essential regulator of the inflammasome Therapeutic hypothesis: Activation of the NLRP3 inflammasome critically depends on NEK7 NEK7 licenses NLRP3 assembly in a kinase-independent manner NEK7-deficient macrophages are severely impaired in IL-1β and IL-18 secretion Consequently, NEK7 degradation has the potential to become an important treatment modality for a variety of inflammatory diseases Clinical Opportunity: Diseases with over-activated NLRP3 inflammasome: metabolic pathologies (e.g. gout), cardiovascular diseases, inflammatory diseases and neurologic disorders Active NLRP3 inflammasome pro-IL-1b IL-1b Gasdermin-D N-terminal cleaving product Caspase-1 activation pro-IL-18 Cytokine secretion Pyroptosis pro-Caspase-1 NEK7 NLRP3 ASC IL-18 Pore assembly

NEK7 MGDs Inhibit NLRP3 Activation by Monosodium Urate



Signal 1
TLR
Signal 2
MSU crystals
Potassium
efflux
IL-1β
Pyroptotic
pore
K+
Inflammasome
activation
K+
K+
Pyroptosis
ROS
Mitochondria
cytoplasm
Gasdermin-D
N-terminal
cleaving product
Inflammasome
components
NF-κB
Caspase-1
activation
nucleus
Inflammasome
pro-IL-1β
IL-1β

NEK7 MGDs reduce MSU induced NLRP3 Inflammasome activation



Caspase-1 activity (%)
(normalized to vehicle,
YVAD-CHO substracted)
150
100
50
0
NEK7 MGD
MCC950 (NLRP3i)
0.000001
0.0001
0.01
1
100
concentration (µM)



IL-1β secretion (%)
(normalized to vehicle)
150
100
50
0
NEK7 MGD
MCC950 (NLRP3i)
0.000001
0.0001
0.01
1
100
concentration (µM)

Human monocyte-derived macrophages LPS + MSU stimulation
Pretreatment with molecular glue degrader (MGD) or NLRP3 inhibitor (NLRP3i)

46

MRT-8102 is a NEK7-Directed MGD With Favorable Drug-like Properties

NEK7 Ternary Complex (Crystal Structure)


NEK7
MRT-8102
CRBN

MGD Activity Profile	
CRBN Binding (HTRF, IC_{50})	0.2 µM
NEK7 Degradation (CAL51, DC_{50} /Dmax)	10 nM / 89%
Selectivity (TMT proteomics)	Excellent selectivity profile in different cell lines
Physicochemical Properties	
LogD	1.47
MW	<450
Thermodynamic Solubility	166 µM
ADMET Profile	
Oral Bioavailability	Yes
Metabolite Profile (*in vitro*)	No unique human metabolites or GSH adducts (mics)
Safety Pharmacology	
Mini-Ames	Negative
hERG (patch clamp)	No inhibition (EC50> 30 µM)
CEREP (panel with 44 proteins)	No inhibition

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MRT-8102 potently suppresses inflammasome activation in primary human macrophages MRT-8102 induces highly selective NEK7 degradation p-value (-log10) Protein fold-change (log2) MRT-8102 at 10 µM in hPBMC, 24h Additional cell lines screened: U937, Kelly and MM1S Human monocyte-derived macrophage (hMDM) assay LPS + MSU stimulation; pre-treatment with MGD/NLRP3i Similar reduction in IL-1β MRT-8102 is a Potent and Selective NEK7-directed MGD in vitro data CRBN binding, IC50 200 nM Degradation, DC50 /Dmax (Jurkat) 10 nM / 97 % ADMET profile CYP DDIs IC50 > 30 µM Oral bioavailability (m/r) >50% No degradation of cereblon neosubstrates

MRT-8102 inhibits caspase-1 activity in hMDMs after stimulation Human monocyte-derived macrophage (hMDM) assay Pre-incubation with MGD/NLRP3i; stimulated with LPS + MSU Supernatants analyzed post-stimulation MRT-8102 Potently Inhibits NLRP3 Inflammasome-mediated Activation in Human Monocyte-derived Macrophages MRT-8102 inhibits IL-1β secretion by hMDMs after stimulation MRT-8102 inhibits IL-18 secretion by hMDMs after stimulation

MRT-8102 leads to NEK7 degradation in vivo In vivo NEK7 degradation leads to inhibition of NLRP3 inflammasome in ex vivo stimulation assay Suppression of ex vivo Inflammasome Activation Following Degradation of NEK7 in Non-human Primates No clinical observations reported IL-1β in plasma after ex vivo stimulation with LPS + nigericin

Team

World-Class Leadership Deep expertise in molecular glue discovery, drug development and precision medicine Jullian Jones, Ph.D., J.D., MBA Chief Business Officer Filip Janku, M.D., Ph.D. Chief Medical Officer Markus Warmuth, M.D. Chief Executive Officer John Castle, Ph.D. Chief Data Scientist & Information Officer Sharon Townson, Ph.D. Chief Technology Officer Owen Wallace, Ph.D. President of Research and Preclinical Development Phil Nickson, Ph.D., J.D. General Counsel Jennifer Champoux Chief People & Operations Officer Magnus Walter, Ph.D. SVP, Chemical Sciences and Process Development

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